FORM 8K 06.23.16UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 22, 2016
____________________

FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Finjan Holdings, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders on June 22, 2016.  At the Annual Meeting, two proposals were submitted to, and approved by, the Company’s stockholders.  The proposals are described in more detail in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2016.  The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following Class 1 directors to serve three-year terms ending at the 2019 annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier death, removal or resignation.  The voting results are set forth below.

	For	Withheld	Broker Non-Vote
Daniel Chinn	16,881,587	14,124	2,145,572
Eric Benhamou	16,864,871	30,840	2,145,572
Michael Southworth	16,864,551	31,160	2,145,572

Proposal 2

The Company’s stockholders ratified the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. The voting results are set forth below.

For	Against	Abstain	Broker Non-Vote
18,993,638	3,488	44,157	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: June 23, 2016	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer